Exhibit 32.2

CERTIFICATION UNDER SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (of subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Cyclacel Pharmaceuticals, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)

the Annual Report on Form 10-K of the Company for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2025	/s/ Kiu Cu Seng
Kiu Cu Seng
Chief Financial Officer & Secretary, Co-Principal Financial Officer and Co-Principal Accounting Officer

Date: April 2, 2025	/s/ David Lazar
David Lazar
Co-Principal Financial Officer and Co-Principal Accounting Officer